THIS NOTE AND THE SHARES OF COMMON STOCK ISSUED UPON ANY CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER
(A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

                                CONVERTIBLE NOTE

                               Due August __, 2009

$__________                                                      August __, 2006

      Astralis, Ltd., a corporation duly formed under the laws of the State of Delaware, (the "Issuer"), for value received, hereby promises to pay to _______ (the "Holder") the principal sum of _________ Dollars ($________), together with interest, in the manner provided herein.

      Payments and Redemption.

      All amounts outstanding and unpaid under this Note shall be due and payable on August __, 2009. Notwithstanding anything to the contrary contained herein, the Issuer may, at its option in accordance with this Section 1 and
Article IV of the Subscription Agreement, dated August __, 2006 by and between the Issuer and the Holder, at any time and from time to time, on 45 day's written notice to the Holder, redeem all or any part of the principal balance of this Note at a price equal to (i) the "Interest Amount", determined pursuant to this Section 1, of the principal amount of the Notes to be prepaid, plus (ii) the principal amount of Notes to be prepaid. The Interest Amount shall be equal to: (a) if such prepayment occurs on or prior to the first anniversary of the date hereof, six percent (6%) of the principal amount thereof; (b) if such prepayment occurs after the first anniversary of the date hereof and prior to the second anniversary of the date hereof, twelve percent (12%) of the aggregate principal amount thereof; and (c) if such prepayment occurs after the second anniversary of the date hereof, eighteen percent (18%) of the aggregate principal price thereof.

      Conversion.

      At any time on or prior to the redemption date, all or any portion of the outstanding principal and accrued interest of this Note may be converted into the Common Stock of the Issuer, at a conversion price of $0.075 per share.

      Interest.

      Interest shall accrue on the Note at the rate of 6.0% per annum, computed on the basis of a simple interest of 1/2% per month (or part thereof) of the principal amount of the Note. Unless converted, interest shall be payable upon the repayment of the Note.

      Default Rate.

      Notwithstanding anything in this Note to the contrary, should a Default (as defined in Section 5) occur and be continuing, interest on all amounts due under this Note shall accrue at a default rate of interest (the "Default Interest Rate") equal to the sum of 20% per annum plus the current "prime rate" (as published in the Wall Street Journal on such date or in any other comparable publication selected in the Holder's discretion). All accrued and unpaid interest shall be compounded by adding it to the outstanding principal indebtedness under this Note at the end of each month.

      Default.

      In case a Default shall occur and be continuing, the entire unpaid principal of this Note plus all accrued and unpaid interest shall become due and payable upon demand. The Issuer further agrees to pay to the Holder any of the Holders' fees and expenses in connection with the collection of this Note. "Default" shall mean a failure of the Issuer to make a payment of interest or principal when due.

      Miscellaneous.

            The Issuer will pay to the Holder, in immediately available funds to such account as the Holder may specify in writing, all amounts payable to the Holder in respect of the principal, interest or other amounts due under this Note, without any presentation of this Note. Each such payment, when paid, shall be applied first to the fees and charges due under this Note, second to the payment of interest accrued and unpaid on this Note, and third to the payment of the principal hereof. All payments hereunder shall be made at the Holder's principal office. All calculations and applications of amounts due on any date, whether by acceleration or otherwise, will be made by the Holder, and the Issuer agrees that all such calculations and applications will be conclusive and binding absent manifest error.

            The Issuer and all sureties, endorsers and guarantors of this Note, to the extent not prohibited by applicable law or regulation, hereby (a) waive as to this debt or any renewal, modification, extension or refinancing thereof demand, presentment, notice of non-payment, protest, notice of protest, notice of dishonor, all other notice, suit against any party, diligence in collection of this Note, the release of any party primarily or secondarily liable thereon or any collateral pledged as security, and all other requirements necessary to hold Issuer liable hereunder; and (b) agree and consent to any one or more extensions or postponements of time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them, and without release of liability as to Issuer or any of them.

            This Note has been issued and is to be performed in the State of New Jersey and shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. If any provision hereof is in conflict with any statute or rule of law of the State of Delaware or any other state, or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed separable from and shall not invalidate any other provision of this Note.

            THE ISSUER WAIVES ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION


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

OR PROCEEDING BETWEEN THE ISSUER AND THE HOLDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS.


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

      IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed and delivered.

DATED: August __, 2006                             ASTRALIS LTD.


                                                   By: _________________________
                                                       Name:
                                                       Title:


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